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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ______________
                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    June 8, 2001
                                                 -------------------------------


                      INTERTRUST TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


            Delaware                     000-27287               52-1672106
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  (State or Other Jurisdiction of       (Commission)           (IRS Employer
        Incorporation)                  File Number)        Identification No.)


  4750 Patrick Henry Drive, Santa Clara, California                95054
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       (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code   (408) 855-0100
                                                   -----------------------------

                                     None.
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         (Former Name or Former Address, If Changed Since Last Report)
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ITEM 5.   OTHER EVENTS

          On June 8, 2001, the Board of Directors of InterTrust Technologies Corporation (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.001 per share, of the Company. The dividend is payable to the stockholders of record on June 28, 2001. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of a series of preferred stock at a price of $20.00, subject to adjustments.

          The description and terms of the Rights are set forth in a Rights Agreement dated as of June 8, 2001, as the same may be amended from time to time, between the Company and Fleet National Bank, as Rights Agent, filed as
Exhibit 4.1 to this Form 8-K and incorporated herein by reference.

          A copy of the press release issued by the Company on June 25, 2001 is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 7.    EXHIBITS

(c)  EXHIBITS:

      Exhibit
      Number
      ------
      4.1     Rights Agreement dated June 8, 2001.
      99.1    Text of Press Release dated June 25, 2001.

                                       2
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              InterTrust Technologies Corporation
                              -----------------------------------
                              (Registrant)


Date: June 27, 2001           By: /s/ David Ludvigson
                                  -----------------------------------
                                  David Ludvigson
                                  President

                                       3
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                      INTERTRUST TECHNOLOGIES CORPORATION

                                 EXHIBIT INDEX

Exhibit
Number
------
4.1     Rights Agreement dated June 8, 2001.
99.1    Text of Press Release dated June 25, 2001.

                                       4